Exhibit 10.6

Execution Version

AMENDMENT TO STOCK PURCHASE AGREEMENT

This Amendment to Stock Purchase Agreement (this “Amendment”) is made and entered into as of August 1, 2025 by and between Orchestra BioMed Holdings, Inc., a Delaware corporation (the “Issuer”) and Covidien Group S.à.r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of the Grand Duchy of Luxembourg (the “Investor”).

RECITALS

WHEREAS, the Issuer and Investor are parties to that certain Stock Purchase Agreement, dated as of July 31, 2025 (the “Stock Purchase Agreement”);

WHEREAS, pursuant to Section 6.5 of the Stock Purchase Agreement, the Stock Purchase Agreement may be amended by written instrument executed by the Issuer and Investor; and

WHEREAS, the Issuer and Investor wish to amend the terms of the Stock Purchase Agreement pursuant to the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and by their signatures to this Amendment, the Issuer and Investor hereby amend the Stock Purchase Agreement in the following manner:

1.Definitions.  Unless otherwise indicated herein, words and terms which are defined in the Stock Purchase Agreement shall have the same meaning where used in this Amendment.

2.Amendments to the Stock Purchase Agreement.

(a)The second WHEREAS clause of the Stock Purchase Agreement shall be amended and restated in its entirety as follows:

“WHEREAS, the Investor, wishes to purchase, and the Issuer wishes to issue and sell, upon the terms and conditions stated in this Agreement, an aggregate of up to $12,000,000 of shares of the Issuer’s common stock, par value $0.0001 per share (“Common Stock”), consisting of (i) $10,000,000 of shares of Common Stock (the “Initial Shares”) and (ii) additional shares of Common Stock (the “Additional Shares” and, together with the Initial Shares, the “Shares”) up to $2,000,000, at a purchase price per share at which the Common Stock is sold to the public in the Issuer’s next underwritten public offering of its Common Stock and pre-funded warrants pursuant to an effective registration statement under the Securities Act (the “Subsequent Offering”), as set forth on the cover page of the prospectus filed in connection with the Subsequent Offering, and such purchase will occur immediately following and shall be conditioned upon, the closing of the Subsequent Offering (the “Closing”);”.

(b)Section 1.2 of the Stock Purchase Agreement shall be amended and restated in its entirety as follows:

“1.2Additional Shares. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase such dollar amount of Additional Shares on a proportional basis equal to 0.06061 multiplied by the amount of gross proceeds raised in the Subsequent Offering in excess of $20,000,000, up to a cap of $2,000,000.”

3.Continued Validity of Stock Purchase Agreement.  Each of the parties to this Amendment hereby (i) affirms the terms of the Stock Purchase Agreement as modified by this Amendment, and (ii) agrees that the terms and conditions of the Stock Purchase Agreement as modified by this Amendment shall continue in full force and effect.  Any reference to the Stock Purchase Agreement contained in any notice, request or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to refer to the Stock Purchase Agreement as modified by this Amendment unless the context shall otherwise require.

4.Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IF SUCH COURT WILL NOT ACCEPT JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK OR ANY COURT OF COMPETENT CIVIL JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSE OF ANY ACTION OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AMEDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND TO THE LAYING OF VENUE IN SUCH COURT. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURTS.

5.Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY MATTER ARISING HEREUNDER.

6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ORCHESTRA BIOMED HOLDINGS INC.

By:	/s/ David P. Hochman
	Name:	David P. Hochman
	Title:	CEO

COVIDIEN GROUP S.À.R.L.

By:	/s/ Chris Eso
	Name:	Chris Eso
	Title:	VP, Corporate
Development & Ventures

[Signature Page to Amendment to Stock Purchase Agreement]